UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 30, 2003

                            STAAR SURGICAL COMPANY
            (Exact name of registrant as specified in its charter)

               Delaware                          0-11634                            95-3797439
     (State or other jurisdiction        (Commission File Number)     (I.R.S. Employer Identification No.)
   of incorporation or organization)

            1911 Walker Avenue, Monrovia, California                            91016
            (Address of principal executive offices)                          (Zip Code)

                                 (626) 303-7902
              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant

      (a) On May 30, 2003, STAAR Surgical Company (the "Company") notified BDO Seidman, LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending January 2, 2004. BDO Seidman, LLP had served as the Company's principal independent accountants since 1993. The decision not to retain BDO Seidman, LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

      The reports of BDO Seidman, LLP on the Company's financial statements for each of the last two completed fiscal years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two most recent fiscal years and the interim period through the date of this report, the Company had no disagreement with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference to such disagreement in their reports for such periods.

      During the two most recent fiscal years and the interim period through the date of this report, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

      The Company provided BDO Seidman, LLP with a copy of the above disclosures and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from BDO Seidman, LLP is attached to this report as Exhibit 16.

      (b) The Company has selected McGladrey & Pullen, LLP as independent accountants to audit the Company's financial statements for the fiscal year ending January 2, 2004. The selection of McGladrey & Pullen, LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

      During the two most recent fiscal years of the Company and the subsequent interim period prior to the selection of McGladrey & Pullen, LLP, the Company has not consulted with McGladrey & Pullen, LLP regarding any of the matters set forth in Item 304(a)(2)(i)-(ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following is a list of exhibits filed as a part of this report.

    Exhibit Number            Description
    --------------            -----------
         16.1 Letter of BDO Seidman, LLP regarding change in independent auditors.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STAAR SURGICAL COMPANY


Date: June 6, 2003                       By: /s/ John Bily
                                            _____________________________
                                            John Bily
                                            Chief Financial Officer










































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